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                                                                  EXHIBIT 10.21


                        AGENCY AND CONTRIBUTION AGREEMENT


         THIS AGENCY AND CONTRIBUTION AGREEMENT ("AGREEMENT") dated as of November 27, 1996, by and among FRICTION PRODUCTS CO., an Ohio corporation ("FRICTION PRODUCTS"), HAWK BRAKE, INC., an Ohio corporation ("HAWK BRAKE"), HELSEL, INC., a Delaware corporation ("HELSEL"), HUTCHINSON PRODUCTS CORPORATION, a Delaware corporation ("HUTCHINSON"), LOGAN METAL STAMPINGS, INC., an Ohio corporation ("LOGAN"), S.K. WELLMAN HOLDINGS, INC., a Delaware corporation ("WELLMAN HOLDINGS"), S.K. WELLMAN CORP., a Delaware corporation ("WELLMAN CORP."), WELLMAN FRICTION PRODUCTS U.K. CORP., a Delaware corporation ("WELLMAN FRICTION") (Friction Products, Hawk Brake, Helsel, Hutchinson, Logan, Wellman Holdings, Wellman Corp. and Wellman Friction each sometimes hereinafter referred to individually as a "BORROWER" and collectively as "BORROWERS") and HAWK CORPORATION, a Delaware corporation, acting in its capacity as borrowing agent for the Borrowers (in such capacity, the "HAWK FUNDS ADMINISTRATOR"). As used herein, the term "CONTRIBUTOR" shall mean each of the Borrowers required to make any payment to any other Borrower pursuant to PARAGRAPH 2(A) of this Agreement. Except as otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to those terms in the "CREDIT AGREEMENT" (as hereinafter defined).


                              W I T N E S S E T H:


         WHEREAS, Borrowers, the Hawk Funds Administrator, various lending institutions from time to time parties thereto (the "LENDERS") and BT Commercial Corporation, a Delaware corporation ("BTCC"), acting in its capacity as agent (in such capacity, "AGENT") for itself and each of the other Lenders are parties to a certain Credit Agreement dated as of November 27, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), providing for the making of Revolving Loans and the issuance of, and participation in Letters of Credit as contemplated therein; and

         WHEREAS, each Borrower will obtain direct and indirect economic, financial and other benefits from the incurrence of all Loans and the issuance of all Letters of Credit under the Credit Agreement and, accordingly, each Borrower is unconditionally and irrevocably jointly and severally liable for the payment,



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performance and observance of all Obligations, as primary obligor and not merely as surety; and

         WHEREAS, Borrowers wish to enter into this Agreement (i) to effect an equitable sharing of the Obligations and (ii) to designate and appoint the Hawk Funds Administrator as agent for the Borrowers under the Credit Agreement and other Credit Documents;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AGENCY. Each Borrower hereby designates and appoints the Hawk Funds Administrator as its agent to act as specified in the Credit Agreement and each of the other Credit Documents and the Hawk Funds Administrator hereby acknowledges such designation and accepts such appointment. Each Borrower hereby irrevocably authorizes and directs the Hawk Funds Administrator to take such action on its behalf under the provisions of the Credit Agreement and the other Credit Documents, and any other instruments and agreements referred to therein, and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Hawk Funds Administrator by the respective terms thereof, and such other powers as are reasonably incidental thereto, including without limitation, to take the following actions for and on such Borrower's behalf:

                  (a) The Hawk Funds Administrator is authorized and empowered to submit on behalf of each Borrower Notices of Borrowing to the Agent in accordance with the provisions of SECTION 2.2(b) of the Credit Agreement. The Hawk Funds Administrator shall submit such Notices of Borrowing to the Agent as soon as practicable after receiving a request to do so from a Borrower.

                  (b) The Hawk Funds Administrator is authorized and empowered to receive on behalf of each Borrower the proceeds of the Revolving Loans in accordance with the provisions of SECTION 2.2(c) of the Credit Agreement. The Hawk Funds Administrator shall receive such proceeds into the Disbursement Account and disburse to the applicable Borrower as soon as practicable after the receipt thereof.

                  (c) The Hawk Funds Administrator is authorized and empowered to submit on behalf of each Borrower Letter of

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         Credit Requests to the Agent in accordance with the provisions of
         SECTION 3.3 of the Credit Agreement. The Hawk Funds Administrator shall submit any such Letter of Credit Request to the Agent as soon as practicable after receiving a request to do so from a Borrower.

                  (d) The Hawk Funds Administrator is authorized and empowered on behalf of each Borrower to submit Notices of Continuation and Notices of Conversion to the Agent in accordance with the provisions of the Credit Agreement. The Hawk Funds Administrator shall submit any such Notice of Continuation or Notice of Conversion to the Agent as soon as practicable after receiving a request to do so from a Borrower.

                  (e) The Hawk Funds Administrator is further authorized to take all such actions on behalf of each Borrower necessary to exercise the specific powers granted in PARAGRAPHS (a) through (d) above and to perform such duties hereunder and under the Credit Agreement and deliver such documents as delegated to or required of the Hawk Funds Administrator by the terms hereof or of the Credit Agreement.

The Hawk Funds Administrator may perform any of its duties under the Credit Agreement or any of the other Credit Documents by or through its agents or employees.

         2.       CONTRIBUTION AMONG BORROWERS.

                  (a) At any time a payment in respect of the Obligations is made by any Borrower, the right of contribution, if any, of each Borrower against each Contributor shall be determined as provided in the immediately following sentence, with the right of contribution of each Borrower to be revised and restated as of each date on which such a payment (a "RELEVANT PAYMENT") is made. At any time that a Relevant Payment is made by a Borrower that results in the aggregate payments made by such Borrower in respect of the Obligations to and including the date of the Relevant Payment exceeding such Borrower's "CONTRIBUTION PERCENTAGE" (as hereinafter defined) of the aggregate payments made by all Borrowers in respect of the Obligations to and including the date of the Relevant Payment (such excess, the "AGGREGATE EXCESS AMOUNT"), each such Borrower shall have a right of contribution against each Contributor that has made payments in respect of the

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         Obligations to and including the date of the Relevant Payment in an aggregate amount less than such Contributor's Contribution Percentage of the aggregate payments made by all Borrowers in respect of the Obligations to and including the date of the Relevant Payment (the aggregate amount of such deficit, the "AGGREGATE DEFICIT AMOUNT") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Borrower and the denominator of which is the Aggregate Excess Amount of all Borrowers MULTIPLIED BY (y) the Aggregate Deficit Amount of such Contributor. A Borrower's rights of contribution, if any, pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation. As used in this Agreement, (i) each Contributor's "CONTRIBUTION PERCENTAGE" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth of such Contributor by
         (y) the aggregate Adjusted Net Worth of all Borrowers; (ii) the "ADJUSTED NET WORTH" of each Borrower shall mean the greater of (x) the Net Worth of such Borrower or (y) zero; and (iii) the "NET WORTH" of each Borrower shall mean the amount by which the fair salable value of such Borrower's assets on the Closing Date exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to (1) any Obligations arising under the Credit Agreement as a result of such Borrower's joint and several liability, (2) the obligations of such Borrower hereunder and (3) the obligations of such Borrower under any intercompany notes, in each case after giving effect to the transactions occurring on the Closing Date.

                  (b) No Borrower will exercise any rights which it may acquire by way of contribution under PARAGRAPH 2(a) until all of the Obligations shall have been indefeasibly paid and satisfied in full and the Credit Agreement and each of the other Credit Documents shall have terminated pursuant to the respective terms and provisions thereof in full, it being expressly recognized and agreed by each of the Borrowers that such Borrower's right of contribution hereunder against any other Borrower shall be expressly junior and subordinate to such other Borrower's obligations under the Credit Agreement and the other Credit Documents.

          3. NO OTHER CONTRIBUTION OR SUBROGATION RIGHTS. Each of the Borrowers recognizes and agrees that, except for the right of contribution, if any, arising pursuant to SECTION 1, such Borrower

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shall have no right of contribution or subrogation against any other Borrower in respect of any payment of any Obligation, any such right of contribution or subrogation arising under law or otherwise being expressly waived by each of the Borrowers.

          4. AMENDMENT OR WAIVER. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each of the parties hereto and consented to by the Majority Lenders.

          5. BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

          6. TERMINATION. This Agreement, as it may be amended, supplemented or otherwise modified from time to time, shall remain in full force and effect and shall not be terminated unless and until all of the Obligations have been indefeasibly paid and satisfied in full and the Credit Agreement and each of the Credit Documents has terminated pursuant to the respective terms and provisions thereof.

          7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          8. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          9. EFFECTIVENESS. This Agreement shall become effective as of the date hereof upon execution hereof by each party and delivery of executed counterparts hereof by or on behalf of such party to the Agent.

          10. ADDITIONAL BORROWERS. At the time any Person becomes a "Borrower" under the Credit Agreement after the Closing Date, it shall upon execution of a counterpart hereof become a "Borrower" for all purposes of this Agreement.



                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                   FRICTION PRODUCTS CO.

                                   By: /s/ Thomas A. Gilbride
                                       -------------------------------
                                   Name: Thomas A. Gilbride
                                         -----------------------------
                                   Title: Vice President-Finance
                                          ----------------------------



                                   HAWK BRAKE, INC.

                                   By: /s/ Thomas A. Gilbride
                                       -------------------------------
                                   Name: Thomas A. Gilbride
                                         -----------------------------
                                   Title: Vice President-Finance
                                          ----------------------------



                                   HELSEL, INC.

                                   By: /s/ Thomas A. Gilbride
                                       -------------------------------
                                   Name: Thomas A. Gilbride
                                         -----------------------------
                                   Title: Vice President-Finance
                                          ----------------------------



                                   HUTCHINSON PRODUCTS CORPORATION

                                   By: /s/ Thomas A. Gilbride
                                       -------------------------------
                                   Name: Thomas A. Gilbride
                                         -----------------------------
                                   Title: Vice President-Finance
                                          ----------------------------



                                   LOGAN METAL STAMPINGS, INC.

                                   By: /s/ Thomas A. Gilbride
                                       -------------------------------
                                   Name: Thomas A. Gilbride
                                         -----------------------------
                                   Title: Vice President-Finance
                                          ----------------------------





Agency and
Contribution Agreement

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                                     S.K. WELLMAN HOLDINGS, INC.

                                     By: /s/ Thomas A. Gilbride
                                         -------------------------------
                                     Name: Thomas A. Gilbride
                                           -----------------------------
                                     Title: Vice President-Finance
                                            ----------------------------



                                     S.K. WELLMAN CORP.

                                     By: /s/ Thomas A. Gilbride
                                         -------------------------------
                                     Name: Thomas A. Gilbride
                                           -----------------------------
                                     Title: Vice President-Finance
                                            ----------------------------



                                     WELLMAN FRICTION PRODUCTS U.K.
                                     CORP.

                                     By: /s/ Thomas A. Gilbride
                                         -------------------------------
                                     Name: Thomas A. Gilbride
                                           -----------------------------
                                     Title: Vice President-Finance
                                            ----------------------------



                                     HAWK CORPORATION, A DELAWARE
                                     CORPORATION, IN ITS CAPACITY
                                     AS HAWK FUNDS ADMINISTRATOR

                                     By: /s/ Thomas A. Gilbride
                                         -------------------------------
                                     Name: Thomas A. Gilbride
                                           -----------------------------
                                     Title: Vice President-Finance
                                            ----------------------------



Agency and
Contribution Agreement